Exhibit 24

                         POWER OF ATTORNEY

       The undersigned hereby constitute and appoint IRVING WEISER, LOUIS C. FORNETTI and DANIEL J. REUSS and each of them his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Intera Financial Incorporated for the fiscal year ending December 31, 1996 and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying all that said attorneys-in-fact and agents, each acting alone, or his substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURE                            DATE
-------------------------            ----------------

John C. Appel                        February 4, 1997
-------------------------
John C. Appel

J. Evans Attwell                     February 4, 1997
-------------------------
J. Evans Attwell

Susan S. Boren                       February 4, 1997
-------------------------
Susan S. Boren

F. Gregory Fitz-Gerald               February 4, 1997
-------------------------
F. Gregory Fitz-Gerald

Louis C. Fornetti                    February 4, 1997
-------------------------
Louis C. Fornetti

William A. Johnstone                 February 4, 1997
-------------------------
William A. Johnstone

Daniel J. Reuss                      February 4, 1997
-------------------------
Daniel J. Reuss

C.A. Rundell, Jr.                    February 4, 1997
-------------------------
C.A. Rundell, Jr.

Robert L. Ryan                       February 4, 1997
-------------------------
Robert L. Ryan

Arthur R. Schulze, Jr.               February 4, 1997
-------------------------
Arthur R. Schulze, Jr.

Irving Weiser                        February 4, 1996
-------------------------
Irving Weiser